EXHIBIT 10.18

GUARANTY

FOR VALUE RECEIVED, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to HLCO BORROWER, LLC, a Delaware limited liability company (“Company”) pursuant to the Credit Agreement (defined below), THE HEALING COMPANY INC., a Nevada corporation (“Guarantor”) hereby agrees, in favor of the Lenders and the Administrative Agent, as of August 4, 2022 as follows:

1. Guaranty of Obligations. Guarantor unconditionally, absolutely, and irrevocably guarantees the full and prompt payment and performance when due, whether at stated maturity, by required prepayment, declaration, demand, acceleration or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), and at all times thereafter, of all obligations of Company to Administrative Agent for the benefit of the Lenders, or to Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due, under or in connection with (and as defined in) that certain Credit Agreement, dated as of the date hereof, among the Company, Guarantor, the Lenders from time to time party thereto, and WESTMOUNT GROUP LLC (“Administrative Agent”) (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) including, without limitation, all Obligations (all such obligations are herein referred to, collectively, as the “Liabilities”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. This agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Guaranty”) is a guaranty of payment and performance when due and not of collection.

During the continuance of an Event of Default, Guarantor agrees on demand by Administrative Agent to pay and perform all of the Liabilities as are then or thereafter become due and owing or are to be performed under the terms of the Credit Documents. Guarantor further agrees to pay all expenses (including, without limitation, reasonable and documented outside counsel fees and expenses) paid or incurred by Administrative Agent in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guaranty.

2. Continuing Nature of Guaranty and Liabilities; Termination. This Guaranty shall be continuing and shall not, to the fullest extent permitted by law, be discharged, impaired or affected by:

(a) the insolvency of Company, Guarantor or any other Credit Party or, except as otherwise provided herein, the indefeasible payment in full of all of the Liabilities at any time or from time to time prior to termination of the Credit Agreement and the other Credit Documents and the full and final release and discharge of all obligations of all parties thereunder (other than contingent indemnification obligations which are not yet due and payable);

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(b) the power or authority or lack thereof of Company to incur the Liabilities;

(c) the validity or invalidity of any of the Credit Documents or any other documents securing the same;

(d) the existence or non-existence of Company as a legal entity;

(e) any transfer by Company of all or any part of any Collateral in which the Administrative Agent has been granted a lien or security interest pursuant to the Credit Documents;

(f) any statute of limitations affecting the liability of any Guarantor under this Guaranty or the Credit Documents or the ability of Administrative Agent to enforce this Guaranty or any provision of the Credit Documents; or

(g) any right of offset, recoupment, counterclaim or defense of Guarantor whatsoever (other than payment in full and performance in full of all of the Liabilities (other than contingent indemnification obligations not yet due and payable) in accordance with the terms of the Credit Documents), including, without limitation, those defenses and other items which have been waived by Guarantor pursuant to Paragraphs 6 and 8 hereof.

3. Insolvency of Company or Guarantor. Without limiting the generality of any other provision hereof, during the continuance of an Event of Default under Section 7.1(f) or (g) of the Credit Agreement, Guarantor will pay to the Administrative Agent forthwith the full amount which would be payable hereunder by Guarantor as if all of the Liabilities were then due and payable, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable.

4. Payment of the Liabilities. Any amounts received by the Administrative Agent from whatever source on account of the Liabilities shall be applied toward the payment of such Liabilities, and in such order of application, as provided in the Credit Agreement, and notwithstanding any payments made by or for the account of Guarantor pursuant to this Guaranty.

Guarantor agrees that, if at any time all or any part of any payment theretofore applied by the Administrative Agent to any of the Liabilities is or must be rescinded or returned by the Administrative Agent, as applicable, for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Company), such Liabilities shall, for the purposes of this Guaranty and to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by the Administrative Agent, as applicable, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent, as applicable, had not been made.

5. Permitted Actions of Administrative Agent. Administrative Agent may from time to time, in its sole discretion and without notice to Guarantor, take any or all of the following actions:

(a) retain or obtain, in its own name or through an agent, a security interest in any assets of Company or any third party to secure any of the Liabilities or any obligations of Guarantor hereunder;

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(b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the Liabilities;

(c) extend or renew for one or more periods (whether or not longer than the original period), alter, exchange or increase any of the Liabilities;

(d) waive, ignore or forbear from taking action or otherwise exercising any of its default rights or remedies with respect to any default by Company under the Credit Documents;

(e) release, waive or compromise any obligation of any Guarantor hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities, without notice to any other obligor or any other guarantor;

(f) release any security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any collateral, including, but not limited to the Collateral, now or hereafter securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property or permit the Administrative Agent to do any of the foregoing;

(g) demand payment or performance of any of the Liabilities which are due and owing from Guarantor at any time or from time to time, whether or not Administrative Agent shall have exercised any of its rights or remedies with respect to any property securing any of the Liabilities or any obligation hereunder, or proceed against any other obligor primarily or secondarily liable for payment or performance of any of the Liabilities; and

(h) exercise or refrain from exercising any rights under the Credit Documents against Company or any other Person or otherwise act or refrain from acting or permit the Administrative Agent or any other Person so entitled to do or refrain from doing any of the foregoing.

6. Specific Waivers. Without limiting the generality of any other provision of this Guaranty, Guarantor hereby expressly waives, to the fullest extent permitted by applicable law:

(a) notice of the acceptance by any beneficiary of this Guaranty;

(b) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Liabilities;

(c) presentment, demand, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices whatsoever with respect to the payment or performance of the Liabilities or the amount thereof or any payment or performance by Guarantor hereunder;

(d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder or any security for or guaranty of any of the foregoing;

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(e) any right to direct or affect the manner or timing of Administrative Agent’s enforcement of their rights or remedies;

(f) any defense, right of set-off, recoupment, or other claim whatsoever (other than payment in full and performance in full of all of the Liabilities in accordance with the terms of the Credit Documents) that Company or any third party may or might have to the payment or performance of the Liabilities;

(g) any and all defenses which would otherwise arise upon the occurrence of any event or contingency described in Paragraph 2 hereof or upon the taking of any action by Administrative Agent permitted hereunder;

(h) any defense, right of set-off, recoupment, claim or counterclaim whatsoever (other than payment and performance in full of all of the Liabilities in accordance with the terms of the Credit Documents), and any and all other rights, benefits, protections and other defenses which Guarantor may have, against Administrative Agent now or at any time hereafter, to full payment or performance of the Liabilities pursuant to the terms of this Guaranty; and

(i) all other principles or provisions of law, if any, that conflict with the terms of this Guaranty, including, without limitation, the effect of any circumstances that may or might constitute a legal or equitable discharge of a guarantor or surety.

7. Irrevocability. Guarantor hereby further waives all rights to revoke this Guaranty at any time, and all rights to revoke any agreement executed by Guarantor at any time to secure the payment and performance of Guarantor’s obligations under this Guaranty, including, without limitation, the Credit Documents to which it is a party.

8. Waiver of Subrogation and Certain Other Rights. Prior to the satisfaction in full of all Liabilities (other than indemnification and other contingent Obligations, in each case not yet due and payable or in respect of which no assertion of liability and no claim or demand for payment has been made), Guarantor hereby waives and shall have no right of subrogation, reimbursement, exoneration, contribution or indemnity against Company, for any reason, including but not limited to by reason of any payments made or acts performed by Guarantor in compliance with the obligations of Guarantor hereunder or any actions taken by Administrative Agent pursuant to this Guaranty or pursuant to the Credit Documents.

Guarantor agrees that nothing contained in this Guaranty shall prevent Administrative Agent from suing to collect on the Liabilities or from exercising, or allowing Administrative Agent to exercise, concurrently or successively any rights available to any of them at law and/or in equity or under any of the Credit Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor hereby authorizes and empowers Administrative Agent to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

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Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, or by the acceptance of a deed or possession of any other collateral in lieu of foreclosure, Guarantor shall remain bound under this Guaranty. Without limiting the generality of the foregoing, Guarantor specifically agrees that during the continuance of an Event of Default, Administrative Agent may, to the extent permitted by applicable law, elect to non-judicially or judicially foreclose against any real or personal property pledged to it under and in accordance with the terms of the Credit Documents, including but not limited to their rights under (i) that certain Pledge Agreement executed by Guarantor in favor of Administrative Agent and (ii) that certain Security Agreement executed by Company in favor of Administrative Agent, or exercise any other remedy against Company or Guarantor, any security for the Liabilities or any other guarantor, even if the effect of that action is to deprive Guarantor of the right to collect reimbursement from the applicable third party for any sums paid to the Administrative Agent hereunder.

9. Covenants. Guarantor hereby covenants and agrees as follows:

(a) Guarantor agrees that it shall, to the extent within its power, take all action necessary to permit or enable Company to comply with Company’s obligations under the Credit Agreement; and

(b) except as permitted under the Credit Documents with respect to cash distributions by Company to Guarantor, Guarantor shall not, until (a) indefeasible payment and satisfaction in full in cash of the Obligations and (b) termination of the Credit Agreement and the other Credit Documents, accept any payment or other transfer of assets or funds from Company including, without limitation, the payment of any management, consulting or similar fees.

10. Subordination. Guarantor hereby subordinates any and all indebtedness of Company to Guarantor to the full and prompt payment and performance of all of the Liabilities. Guarantor agrees that Administrative Agent and Lenders shall be entitled to receive payment of all Liabilities prior to Guarantor’s receipt of payment of any amount of any indebtedness of Company to Guarantor. Any payments on such indebtedness to Guarantor, if Administrative Agent so requests, shall be collected, enforced and received by Guarantor, in trust, as trustee for Administrative Agent and shall be paid over to Administrative Agent on account of the Liabilities, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Administrative Agent is authorized and empowered, but not obligated, in its sole discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, indebtedness of Company to Guarantor and to apply any amounts received thereon to the Liabilities, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of Company to Guarantor, and (ii) to pay any amounts received on such indebtedness to Administrative Agent for application to the Liabilities.

11. Assignment of Administrative Agent’s Rights. Administrative Agent and Lenders may, from time to time, without notice to Guarantor, assign or transfer any or all of the Liabilities or any interest therein (subject to such restrictions, if any, set forth in any Credit Document) and, notwithstanding any such assignment or transfer of the Liabilities or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purpose of this Guaranty. Each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such party’s interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were Administrative Agent or a Lender, as applicable; provided, however, that unless Administrative Agent shall otherwise consent in writing, Administrative Agent shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty for its own benefit as to those of the Liabilities which Administrative Agent has not assigned or transferred.

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12. Indulgences Not Waivers. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Administrative Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Administrative Agent, except as expressly set forth in a writing duly signed and delivered by Administrative Agent. No action of Administrative Agent permitted hereunder shall in any way affect or impair the rights of Administrative Agent or the obligations of Guarantor under this Guaranty.

13. Financial Condition of Company. Guarantor represents and warrants that it is fully aware of the financial condition of Company, and Guarantor delivers this Guaranty based solely upon its own independent investigation of Company’s financial condition and in no part upon any representation or statement of Administrative Agent with respect thereto. Guarantor further represents and warrants that it is in a position to and hereby does assume full responsibility for obtaining such additional information concerning Company’s financial condition as Guarantor may deem material to its obligations hereunder, and Guarantor is not relying upon, nor expecting Administrative Agent to furnish it, any information in Administrative Agent’s possession concerning Company’s financial condition or concerning any circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

Guarantor hereby waives any duty on the part of Administrative Agent to disclose to Guarantor any facts Administrative Agent may now or hereafter know about Company, regardless of whether Administrative Agent has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor.

Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of “Guaranty” which includes, without limitation, the possibility that Company will contract for additional indebtedness for which Guarantor may be liable hereunder or otherwise after Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated.

14. Representations and Warranties. Guarantor represents and warrants to Administrative Agent that each of the following statements is accurate and complete as of the date of this Guaranty:

(a) Guarantor hereby confirms, adopts and makes, as to itself, as if set out in full herein, all of the other representations and warranties not expressly included in this Guaranty that are made by such Guarantor, or that are made by the Company solely to the extent such representations and warranties apply to Guarantor, in the Credit Agreement, including without limitation those representations and warranties that apply to the Guarantor made in Article IV of the Credit Agreement, and shall be deemed to have made all such representations and warranties, and Administrative Agent and each Lender shall be entitled to rely on each such representation and warranty, as to itself in this Guaranty as if set out in full herein; and

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(b) this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, debt arrangement, moratorium, dissolution or other laws of general application referring to or affecting the enforcement of creditors’ rights and remedies nor or hereafter in effect or general principles of equity.

15. Guarantor Financial Information. Guarantor will provide Administrative Agent in writing such financial and other information with respect to its assets and liabilities as Administrative Agent shall reasonably request from time to time, in form and substance reasonably satisfactory to Administrative Agent.

16. Binding Upon Successors. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Administrative Agent and its permitted successors and assigns. All references herein to “Company” shall be deemed to include Company and its successors and assigns, and all references herein to “Guarantor” shall be deemed to include Guarantor and its successors and assigns.

In addition and notwithstanding anything to the contrary contained in this Guaranty or in any other document, instrument or agreement between or among any of Administrative Agent, Company, Guarantor or any third party, the obligations of Guarantor with respect to the Liabilities shall be joint and several with any other person or entity that now or hereafter executes a joinder to this guaranty, or otherwise guaranties any of the Liabilities separate from this Guaranty.

17. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered, faxed to the fax numbers provided herein or sent by United States certified or registered mail, postage prepaid, return receipt requested, addressed to Guarantor or Administrative Agent at their respective addresses stated below, or at such other address as either party hereafter notices the other party as herein provided. Notices shall be effective at the times and in the manner set forth in Section 9.1 of the Credit Agreement and to the addresses set forth on the signature pages hereto.

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18. Governing Law; Jurisdiction; Etc.

(a) Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GUARANTOR AT ITS ADDRESS PROVIDED ON THE SIGNATURE PAGES HERETO AND TO ANY PROCESS ADMINISTRATIVE AGENT APPOINTED BY IT IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (d) AGREES THAT ADMINISTRATIVE AGENT AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. GUARANTOR HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED HEREIN. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST GUARANTOR IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE.

19. ENTIRE UNDERSTANDING. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND ADMINISTRATIVE AGENT WITH RESPECT TO GUARANTOR’S GUARANTY OF THE LIABILITIES AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND ADMINISTRATIVE AGENT AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT.

20. Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Receipt of an executed signature page to this Guaranty by facsimile, portable document format (.pdf) attachment to an email or other electronic transmission shall constitute effective delivery thereof.

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21. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

22. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL- ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 22 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

23. Termination or Release. This Agreement and the guaranty made herein shall terminate, and the Collateral Agent shall deliver a release or other evidence of termination as set forth in Section 9.7 in the Credit Agreement.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first written above.

Address for notices:	GUARANTOR:

The Healing Company Inc.	THE HEALING COMPANY INC.,
11th Floor, Ten Grand Street	a Nevada corporation
Brooklyn, NY 11249 Attn: Simon Belsham Email: simon@healingcompany.com	By:
Telephone: 551.775.8612	Name:	Simon Belsham
	Title:	Chief Executive Officer
With a copy to:

Chapman and Cutler LLP Attn: Aaron J. Efta
320 South Canal Street Chicago, IL 60606
Email: ajefta@chapman.com
Telephone: 312.845.3796

[Signature Page]

Guaranty

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ACKNOWLEDGED AND AGREED as of the date first written above:	ADMINISTRATIVE AGENT:

Address for Notices:	WESTMOUNT GROUP LLC

Westmount Group LLC
900 Third Avenue, #1403 New York, NY 10022 Attention: Portfolio Manager – Healing Company	By:
Email: Healing@i80group.com	Name:	Marc Helwani
	Title:	Managing Member
With a copy to:

Holland & Knight LLP One Arts Plaza
1722 Routh Street, Suite 1500
Dallas, Texas 75201
Telephone No. (214) 964-9490
Facsimile: (214) 964-9501 Attn: Joe Steinberg

[Signature Page]

Guaranty

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ACKNOWLEDGED AND AGREED as of
the date first written above:

COMPANY:

HLCO BORROWER, LLC, a Delaware limited liability company

By:
Name:	Simon Belsham
Title:	Authorized Officer

[Signature Page]

Guaranty

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